SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------

                          Date of Report: June 17, 2005

                            Health Express USA, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

           Florida                    02-27569                   65-0847995
           -------                   ----------                  ----------
 (State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


       1761 West Hillsboro Blvd., Suite 203
             Deerfield Beach, Florida                      33442
             ------------------------                      -----
     (Address of principal executive offices)           (Zip code)

       Registrant's telephone number, including area code: (954) 570-5900
                                                           --------------

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      Health Express USA, Inc., a Florida corporation ("Health Express" or the "Company") entered into a Settlement Agreement with Mutual Releases (the "Settlement Agreement"), dated June 15, 2005, by and between the Company and Charles D. Bleiwise ("Bleiwise"). Pursuant to the Settlement Agreement, Health Express and Bleiwise agreed to terminate a 5% convertible debenture in the amount of $60,000 issued to Bleiwise in August, 2003 and to mutually release one another from any liability in connection with the matters set forth in the Settlement Agreement.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits


Exhibit             Description

Exhibit 10.1        Settlement Agreement with Mutual Releases, dated              Provided herewith
                    June 15, 2005, by and between Health Express USA, Inc. and
                    Charles D. Bleiwise

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HEALTH EXPRESS USA, INC.

Date:    June 17, 2005                     By:   /s/ Douglas Baker
                                              --------------------------
                                           Name: Douglas Baker
                                           Its:  Chief Executive Officer




                                      -3-